Exhibit 99.2

Financial Supplement

December 31, 2003

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:
Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements concerning reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience which differs from the Company’s assumptions, uncertainties in the reserving or settlement process, new theories of liability, planned public offerings, judicial and legislative developments, litigation tactics, credit developments among reinsurers and other factors identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 and in the Company’s earnings press release, which are available on the Company’s website.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2-3
	- Computation of Basic and Diluted Earnings Per Share	4
	- Summary Consolidated Balance Sheets	5
	- Consolidated Premiums by Line of Business	6
	- Consolidating Statement of Operations	7-8

III.	Segment Results
	- Insurance-North American	9
	- Insurance-Overseas General	10-11
	- Global Reinsurance	12-13
	- Financial Services	14-15
	- Financial Guaranty Profile	16-17
	- Financial Services Portfolio	18-21

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	22
	- Asbestos and Environmental Reserves	23
	- Reinsurance Recoverable Analysis	24-27
	- Investment Portfolio	28-29
	- Realized and Unrealized Gains (Losses)	30
	- Capital Structure	31

V.	Other Disclosures
	- Non-GAAP Financial Measures	32
	- Diluted Book Value per Ordinary Share	33
	- Statutory Accounting Principles to GAAP Reconciliation and Comprehensive Income	34
	- Glossary	35

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except per share data and ratios) (Unaudited)

	Three months ended Dec. 31		% Change 4Q-03 vs. 4Q-02	Year ended Dec. 31		% Change 2003 vs. 2002
	2003	2002		2003	2002
Gross premiums written	$3,668	$3,244	14%	$14,637	$12,819	14%
Net premiums written	$2,523	$1,984	32%	$10,215	$8,068	27%
Net premiums earned	$2,827	$1,969	45%	$9,602	$6,830	41%
Net investment income	$228	$202	13%	$861	$802	7%
Income (loss) excluding net realized gains (losses)	$328	$(99)	NM	$1,197	$494	142%
Net income (loss)	$421	$(168)	NM	$1,394	$77	NM
Comprehensive income (loss)	$473	$(13)	NM	$1,674	$415	303%
Operating cash flow	$1,586	$833	90%	$4,224	$2,424	74%
Combined ratio
Loss and loss expense ratio	66.8%	91.8%		65.0%	73.5%
Underwriting and administrative expense ratio	25.1%	28.0%		26.5%	28.2%

Combined ratio	91.9%	119.8%		91.5%	101.7%
Annualized ROE*	15.8%	-6.6%		15.8%	7.5%
Annualized ROE, excluding FAS 115	17.3%	-7.1%		17.2%	7.9%
Diluted earnings per share
Income (loss) excluding net realized gains (losses)	$1.12	$(0.41)	NM	$4.21	$1.74	142%
Net income (loss)	$1.45	$(0.67)	NM	$4.93	$0.19	NM
Diluted book value per ordinary share	$29.38	$24.16	22%	$29.38	$24.16	22%
Diluted tangible book value per ordinary share	$20.17	$14.56	39%	$20.17	$14.56	39%
Weighted average diluted ordinary shares outstanding	282.6	260.9	8%	275.7	269.9	2%
Debt/ total capitalization	16.9%	20.9%		16.9%	20.9%

*	Calculated using income (loss) excluding net realized gains (losses).

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Consolidated Property and Casualty Excluding Financial Services(1)
Gross premiums written	$3,330	$3,295	$3,241	$3,532	$2,956	$13,398	$11,117
Net premiums written	2,250	2,154	2,230	2,357	1,709	8,991	6,412
Net premiums earned	2,307	2,146	2,049	1,815	1,631	8,317	5,545
Losses and loss expenses	1,429	1,375	1,298	1,122	1,507	5,224	3,959
Policy acquisition costs	363	321	315	281	260	1,280	872
Administrative expenses	295	271	266	241	250	1,073	881

P& C underwriting income (loss)	$220	$179	$170	$171	$(386)	$740	$(167)
Financial Services underwriting income	4	22	17	19	6	62	51
Life underwriting income (loss) excluding investment income	(2)	(4)	(5)	(5)	(8)	(16)	(22)
Net investment income	228	216	211	206	202	861	802
Other income (expense)(2)	(19)	(3)	1	(6)	1	(27)	(21)
Interest expense	44	45	43	45	47	177	193
Income tax expense (benefit)	59	61	65	61	(133)	246	(44)

Income (loss) excluding net realized gains (losses)	$328	$304	$286	$279	$(99)	$1,197	$494
Net realized gains (losses)	105	57	107	(40)	(88)	229	(489)
Tax effect of net realized gains (losses)	(12)	(6)	(22)	8	19	(32)	72

Net income (loss)	$421	$355	$371	$247	$(168)	$1,394	$77

% Change versus prior year period(1)
Gross premiums written	13%	11%	25%	36%	44%	21%	34%
Net premiums written	32%	27%	46%	59%	54%	40%	43%
Net premiums earned	41%	44%	55%	65%	54%	50%	36%
Other ratios(1)
Net premiums written/gross premiums written	68%	65%	69%	67%	58%	67%	58%
Effective tax rate	15%	17%	19%	18%	57%	17%	-10%
ROE
Annualized ROE	15.8%	15.2%	15.6%	16.7%	-6.6%	15.8%	7.5%
Annualized ROE, excluding FAS 115	17.3%	16.8%	17.2%	18.1%	-7.1%	17.2%	7.9%

(1)	Consolidated property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

(2)	Other income (expense) in Q2 and Q3 of 2002 includes debt prepayment expense. The tax effect in 2Q-02 was $4M and 3Q-02 was $5M.

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Combined ratio
Loss and loss expense ratio	66.8%	64.6%	64.5%	63.4%	91.8%	65.0%	73.5%
Policy acquisition cost ratio	13.6%	14.4%	14.6%	14.4%	14.3%	14.2%	14.2%
Administrative expense ratio	11.5%	12.4%	12.6%	12.8%	13.7%	12.3%	14.0%

Combined ratio	91.9%	91.4%	91.7%	90.6%	119.8%	91.5%	101.7%

Consolidated Property and Casualty Excluding Financial Services(1)

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Combined ratio
Loss and loss expense ratio	61.9%	64.0%	63.4%	61.8%	92.4%	62.8%	71.4%
Policy acquisition cost ratio	15.8%	15.0%	15.3%	15.5%	15.9%	15.4%	15.7%
Administrative expense ratio	12.8%	12.6%	13.0%	13.3%	15.4%	12.9%	15.9%

Combined ratio	90.5%	91.6%	91.7%	90.6%	123.7%	91.1%	103.0%

Large losses and other items
Catastrophe and other large losses	$35	$42	$30	$5	$46	$112	$156
A&E loss	—	—	—	—	516 (2)	—	516 (2)
Prior period development(3)	14	62	21	24	71	121	164

(1)	Consolidated property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

(2)	Reported in press release on January 27, 2003.

(3)	Prior period development for the Financial Services segment for the fourth quarter 2003 is adverse $9 million, full year 2003 is adverse $8 million compared with adverse of $30 million in 2002.

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended Dec. 31		Year ended Dec. 31
	2003	2002	2003	2002
Numerator
Income (loss) excluding net realized gains (losses)	$328	$(99)	$1,197	$494
Perpetual preferred dividend	(11)	—	(26)	—
Mezzanine equity dividend	—	(7)	(10)	(26)

Income (loss) to ordinary shares, excl. net realized gains (losses)	317	(106)	1,161	468
Net realized gains (losses), net of income tax	93	(69)	197	(417)

Net income (loss) available to the holders of ordinary shares	$410	$(175)	$1,358	$51

Rollforward of ordinary shares
Ordinary shares - beginning of period	278,480,910	262,495,210	262,679,356	259,861,205
Mezzanine equity conversion	—	—	11,814,274	—
Issued under employee stock purchase plan	326	—	288,726	252,619
Stock (cancelled) granted	(167,902)	(91,317)	898,869	332,547
Issued for option exercises	1,583,859	275,463	4,215,968	2,232,985

Ordinary shares - end of period	279,897,193	262,679,356	279,897,193	262,679,356

Denominator
Weighted average shares outstanding	276,705,797	260,965,129	270,620,114	260,535,836
Dilutive effect of mezzanine equity	—	2,000,832	—	2,874,870
Effect of other dilutive securities	5,941,845	5,954,476	5,035,855	6,459,317

Adj. wtd. avg. shares outstanding and assumed conversions	282,647,642	268,920,437	275,655,969	269,870,023

Basic earnings (loss) per share
Income (loss) excluding net realized gains (losses)	$1.14	$(0.41)	$4.29	$1.80
Net realized gains (losses)	0.34	(0.26)	0.73	(1.61)

Net income (loss)	$1.48	$(0.67)	$5.02	$0.19

Diluted earnings (loss) per share
Income (loss) excluding net realized gains (losses)	$1.12	$(0.41)	$4.21	$1.74
Net realized gains (losses)	0.33	(0.26)	0.72	(1.55)

Net income (loss)	$1.45	$(0.67)	$4.93	$0.19

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars)

	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$18,645	$17,413	$16,884	$15,044	$14,420
Equity securities, at fair value	544	460	471	410	411
Securities on loan, at fair value	684	596	546	521	293
Short-term investments	2,928	2,931	2,840	2,101	2,270
Other investments, at fair value	645	665	661	685	652
Cash	562	431	576	477	663

Total investments and cash	$24,008	$22,496	21,978	$19,238	$18,709
Insurance and reinsurance balances receivable	2,837	2,821	3,186	3,228	2,654
Reinsurance recoverable	14,081	14,032	13,891	14,132	13,991
Deferred policy acquisition costs	1,005	998	984	915	832
Prepaid reinsurance premiums	1,372	1,370	1,452	1,790	1,721
Goodwill	2,711	2,711	2,711	2,711	2,717
Deferred tax assets	1,090	1,103	1,075	1,227	1,288
Other assets	2,420	2,258	2,242	2,271	2,042

Total assets	$49,524	$47,789	47,519	$45,512	$43,954

Liabilities
Unpaid losses and loss expenses	$27,155	$25,637	$24,940	$24,636	$24,315
Unearned premiums	6,051	6,243	6,394	6,573	5,586
Future policy benefits for life and annuity contracts	492	479	470	459	442
Insurance and reinsurance balances payable	1,903	1,874	1,989	1,963	1,870
Deposit liabilities	212	125	74	89	90
Securities lending collateral	698	608	561	533	301
Payable for investments purchased	369	555	893	56	503
Accounts payable, accrued expenses and other liabilities	1,462	1,552	1,650	1,820	1,777
Short-term debt	146	146	146	146	146
Long-term debt	1,749	1,749	1,749	1,749	1,749
Trust preferred securities	475	475	475	475	475

Total liabilities	$40,712	$39,443	$39,341	$38,499	$37,254
Mezzanine equity	$—	$—	$—	$311	$311
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	$8,092	$7,678	$7,365	$6,164	$5,949
Accumulated other comprehensive income (AOCI)	720	668	813	538	440

Total shareholders’ equity	$8,812	$8,346	$8,178	$6,702	$6,389

Total liabilities, mezzanine equity and shareholders’ equity	$49,524	$47,789	$47,519	$45,512	$43,954

Diluted book value per ordinary share	$29.38	$27.76	$27.24	$25.14	$24.16
Diluted tangible book value per ordinary share	$20.17	$18.43	$17.91	$15.72	$14.56

ACE Limited Consolidated Premiums by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	Full Year 2003	% of Total Consolidated	Full Year 2002	% of Total Consolidated	% Change 2003 vs. 2002
Net premiums written
Property and all other	$3,450	34%	$2,583	32%	34%
Casualty	4,592	45%	3,123	38%	47%
Personal accident	949	9%	706	9%	34%

Total P&C	8,991	88%	6,412	79%	40%

Global Re - life	185	2%	159	2%	16%
Financial guaranty	509	5%	387	5%	32%
Financial solutions	530	5%	1,110	14%	-52%

Total Consolidated	$10,215	100%	$8,068	100%	27%

	Full Year 2003	% of Total Consolidated	Full Year 2002	% of Total Consolidated	% Change 2003 vs. 2002
Net premiums earned
Property and all other	$3,279	34%	$2,255	33%	45%
Casualty	4,118	43%	2,589	38%	59%
Personal accident	920	10%	701	10%	31%

Total P&C	8,317	87%	5,545	81%	50%

Global Re - life	184	2%	158	2%	16%
Financial guaranty	328	3%	282	4%	16%
Financial solutions	773	8%	845	13%	-9%

Total Consolidated	$9,602	100%	$6,830	100%	41%

ACE Limited Consolidating Statement of Operations Three months ended December 31, 2003 and 2002 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
December 31, 2003
Gross premiums written	$1,764	$1,341	$225	$—	$3,330	$289	$3,619
Net premiums written	1,048	982	220	—	2,250	276	2,526
Net premiums earned	991	1,007	309	—	2,307	472	2,779
Losses and loss expenses	660	603	166	—	1,429	428	1,857
Policy acquisition costs	108	197	58	—	363	16	379
Administrative expenses	109	130	17	39	295	24	319

Underwriting income (loss)	$114	$77	$68	$(39)	$220	$4	$224
Life underwriting income	—	—	6	—	6	—	6
Net investment income - property and casualty	104	46	24	(7)	167	53	220
Other income (expense)	(8)	(3)	1	(9)	(19)	—	(19)
Interest expense	7	2	—	34	43	1	44
Income tax expense (benefit)	50	24	4	(18)	60	(1)	59

Income (loss) excluding net realized gains (losses)	$153	$94	$95	$(71)	$271	$57	$328
Net realized gains (losses)	24	1	8	3	36	69	105
Tax effect of net realized gains (losses)	—	—	(1)		(1)	(11)	(12)

Net income (loss)	$177	$95	$102	$(68)	$306	$115	$421

December 31, 2002
Gross premiums written	$1,640	$1,203	$113	$—	$2,956	$238	$3,194
Net premiums written	819	796	94	—	1,709	228	1,937
Net premiums earned	742	671	218	—	1,631	292	1,923
Losses and loss expenses	1,024	372	111	—	1,507	257	1,764
Policy acquisition costs	69	151	40	—	260	14	274
Administrative expenses	97	108	14	31	250	15	265

Underwriting income (loss)	$(448)	$40	$53	$(31)	$(386)	$6	$(380)
Life underwriting income (loss)	—	—	—	—	—	—	—
Net investment income - property and casualty	100	31	19	(7)	143	51	194
Other income (expense)	1	(1)	—	—	—	1	1
Interest expense	8	1	—	36	45	2	47
Income tax expense (benefit)	(119)	(3)	—	(17)	(139)	6	(133)

Income (loss) excluding net realized gains (losses)	$(236)	$72	$72	$(57)	$(149)	$50	$(99)
Net realized gains (losses)	(92)	(5)	—	(1)	(98)	10	(88)
Tax effect of net realized gains (losses)	27	2	—	—	29	(10)	19

Net income (loss)	$(301)	$69	$72	$(58)	$(218)	$50	$(168)

ACE Limited Consolidating Statement of Operations Year ended December 31, 2003 and 2002 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
December 31, 2003
Gross premiums written	$6,895	$5,191	$1,312	$—	$13,398	$1,046	$14,444
Net premiums written	4,015	3,751	1,225	—	8,991	1,039	10,030
Net premiums earned	3,654	3,563	1,100	—	8,317	1,101	9,418
Losses and loss expenses	2,521	2,144	559	—	5,224	894	6,118
Policy acquisition costs	387	682	211	—	1,280	61	1,341
Administrative expenses	402	486	62	123	1,073	84	1,157

Underwriting income (loss)	$344	$251	$268	$(123)	$740	$62	$802
Life underwriting income	—	—	17	—	17	—	17
Net investment income - property and casualty	410	159	87	(30)	626	202	828
Other income (expense)	(14)	(7)	3	(9)	(27)	—	(27)
Interest expense	29	4	—	138	171	6	177
Income tax expense (benefit)	179	84	14	(58)	219	27	246

Income (loss) excluding net realized gains (losses)	$532	$315	$361	$(242)	$966	$231	$1,197
Net realized gains (losses)	39	(6)	34	(5)	62	167	229
Tax effect of net realized gains (losses)	—	5	—	—	5	(37)	(32)

Net income (loss)	$571	$314	$395	$(247)	$1,033	$361	$1,394

December 31, 2002
Gross premiums written	$6,116	$4,114	$887	$—	$11,117	$1,537	$12,654
Net premiums written	2,919	2,716	777	—	6,412	1,497	7,909
Net premiums earned	2,475	2,393	677	—	5,545	1,127	6,672
Losses and loss expenses	2,200	1,455	304	—	3,959	947	4,906
Policy acquisition costs	216	533	123	—	872	72	944
Administrative expenses	341	390	40	110	881	57	938

Underwriting income (loss)	$(282)	$15	$210	$(110)	$(167)	$51	$(116)
Life underwriting income	—	—	5	—	5	—	5
Net investment income - property and casualty	406	108	82	(13)	583	192	775
Other income (expense)	1	2	1	(26)	(22)	1	(21)
Interest expense	32	3	1	145	181	12	193
Income tax expense (benefit)	(4)	6	1	(77)	(74)	30	(44)

Income (loss) excluding net realized gains (losses)	$97	$116	$296	$(217)	$292	$202	$494
Net realized gains (losses)	(199)	(37)	(57)	(79)	(372)	(117)	(489)
Tax effect of net realized gains (losses)	43	12	—	—	55	17	72

Net income (loss)	$(59)	$91	$239	$(296)	$(25)	$102	$77

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Gross premiums written	$1,764	$1,819	$1,648	$1,664	$1,640	$6,895	$6,116
Net premiums written	1,048	1,065	969	933	819	4,015	2,919
Net premiums earned	991	990	920	753	742	3,654	2,475
Losses and loss expenses	660	712	637	512	1,024	2,521	2,200
Policy acquisition costs	108	95	101	83	69	387	216
Administrative expenses	109	103	102	88	97	402	341

Underwriting income (loss)	$114	$80	$80	$70	$(448)	$344	$(282)
Net investment income - property and casualty	104	100	103	103	100	410	406
Other income (expense)	(8)	—	—	(6)	1	(14)	1
Interest expense	7	7	7	8	8	29	32
Income tax expense (benefit)	50	48	42	39	(119)	179	(4)

Income (loss) excluding net realized gains (losses)	$153	$125	$134	$120	$(236)	$532	$97
Net realized gains (losses)	24	8	25	(18)	(92)	39	(199)
Tax effect of net realized gains (losses)	—	—	(3)	3	27	—	43

Net income (loss)	$177	$133	$156	$105	$(301)	$571	$(59)

Combined ratio
Loss and loss expense ratio	66.6%	71.9%	69.2%	68.0%	137.9%	69.0%	88.9%
Policy acquisition cost ratio	10.9%	9.6%	10.9%	11.0%	9.4%	10.6%	8.7%
Administrative expense ratio	11.1%	10.4%	11.1%	11.6%	13.0%	11.0%	13.8%

Combined ratio	88.6%	91.9%	91.2%	90.6%	160.3%	90.6%	111.4%

Large losses and other items
Large losses (before tax)	$—	$20	$—	$—	$516 (1)	$20	$516 (1)
% Change versus prior year period
Gross premiums written	8%	2%	15%	32%	49%	13%	35%
Net premiums written	28%	23%	35%	82%	75%	38%	47%
Net premiums earned	34%	51%	52%	59%	63%	48%	36%
Other ratios
Net premiums written/gross premiums written	59%	59%	59%	56%	50%	58%	48%

(1)	Reported in press release on January 27, 2003.

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Gross premiums written	$1,341	$1,200	$1,244	$1,406	$1,203	$5,191	$4,114
Net premiums written	982	872	916	981	796	3,751	2,716
Net premiums earned	1,007	882	860	814	671	3,563	2,393
Losses and loss expenses	603	529	518	494	372	2,144	1,455
Policy acquisition costs	197	170	163	152	151	682	533
Administrative expenses	130	121	121	114	108	486	390

Underwriting income (loss)	$77	$62	$58	$54	$40	$251	$15
Net investment income - property and casualty	46	40	38	35	31	159	108
Other income (expense)	(3)	(3)	—	(1)	(1)	(7)	2
Interest expense	2	1	1	—	1	4	3
Income tax expense (benefit)	24	12	25	23	(3)	84	6

Income (loss) excluding net realized gains (losses)	$94	$86	$70	$65	$72	$315	$116
Net realized gains (losses)	1	4	2	(13)	(5)	(6)	(37)
Tax effect of net realized gains (losses)	—	—	—	5	2	5	12

Net income (loss)	$95	$90	$72	$57	$69	$314	$91

Combined ratio
Loss and loss expense ratio	59.8%	59.9%	60.3%	60.7%	55.5%	60.2%	60.8%
Policy acquisition cost ratio	19.6%	19.3%	18.9%	18.7%	22.4%	19.2%	22.3%
Administrative expense ratio	12.9%	13.7%	14.0%	14.0%	16.2%	13.6%	16.3%

Combined ratio	92.3%	92.9%	93.2%	93.4%	94.1%	93.0%	99.4%

Large losses and other items
Large losses (before tax)	$—	$10	$—	$—	$—	$10	$68
% Change versus prior year period
Gross premiums written	11%	19%	32%	46%	30%	26%	25%
Net premiums written	23%	26%	49%	60%	28%	38%	26%
Net premiums earned	50%	36%	52%	60%	31%	49%	23%
Other ratios
Net premiums written/gross premiums written	73%	73%	74%	70%	66%	72%	66%

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Gross premiums written
ACE Global Markets	$458	$351	$422	$346	$511	$1,577	$1,451
ACE International	883	849	822	1,060	692	$3,614	2,663

Total	$1,341	$1,200	$1,244	$1,406	$1,203	$5,191	$4,114

Net premiums written
ACE Global Markets	$294	$253	$295	$256	$282	$1,098	$787
ACE International	688	619	621	725	514	$2,653	1,929

Total	$982	$872	$916	$981	$796	$3,751	$2,716

Net premiums earned
ACE Global Markets	$295	$244	$256	$248	$177	$1,043	$662
ACE International	712	638	604	566	494	$2,520	1,731

Total	$1,007	$882	$860	$814	$671	$3,563	$2,393

Net premiums written/gross premiums written
ACE Global Markets	64.2%	72.1%	69.9%	74.0%	55.2%	69.6%	54.2%
ACE International	77.9%	72.9%	75.5%	68.4%	74.3%	73.4%	72.4%

Total NPW/GPW	73.2%	72.7%	73.6%	69.8%	66.2%	72.3%	66.0%

Loss ratio
ACE Global Markets	63.2%	61.2%	61.4%	61.2%	51.3%	61.8%	59.7%
ACE International	58.4%	59.4%	59.8%	60.4%	56.9%	59.5%	61.2%

Total loss ratio	59.8%	59.9%	60.3%	60.7%	55.5%	60.2%	60.8%

Expense ratio
ACE Global Markets	33.1%	35.7%	35.7%	36.7%	52.1%	35.3%	49.6%
ACE International	32.3%	32.0%	31.7%	30.9%	33.9%	31.8%	34.4%

Total expense ratio	32.5%	33.0%	32.9%	32.7%	38.6%	32.8%	38.6%

Combined ratio
ACE Global Markets	96.3%	96.9%	97.1%	97.9%	103.4%	97.1%	109.3%
ACE International	90.7%	91.4%	91.5%	91.3%	90.8%	91.3%	95.6%

Total combined ratio	92.3%	92.9%	93.2%	93.4%	94.1%	93.0%	99.4%

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Property and casualty
Gross premiums written	$225	$276	$349	$462	$113	$1,312	$887
Net premiums written	220	217	345	443	94	1,225	777
Net premiums earned	309	274	269	248	218	1,100	677
Losses and loss expenses	166	134	143	116	111	559	304
Policy acquisition costs	58	56	51	46	40	211	123
Administrative expenses	17	16	14	15	14	62	40

P&C underwriting income (loss)	$68	$68	$61	$71	$53	$268	$210
Life
Gross premiums written	$49	$49	$46	$49	$50	$193	$165
Net premiums written	47	47	44	47	47	185	159
Net premiums earned	48	46	42	48	46	184	158
Losses and loss expenses	44	45	44	48	52	181	158
Policy acquisition costs	5	5	2	4	1	16	16
Administrative expenses	1	—	1	1	1	3	6
Net investment income	8	10	8	7	8	33	27

Life underwriting income (loss)	$6	$6	$3	$2	$—	$17	$5
Total underwriting income	$74	$74	$64	$73	$53	285	$215
Net investment income - property and casualty	24	23	21	19	19	87	82
Other income (expense)	1	1	—	1	—	3	1
Interest expense	—	—	—	—	—	—	1
Income tax expense (benefit)	4	3	3	4	—	14	1

Income (loss) excluding net realized gains (losses)	$95	$95	$82	$89	$72	$361	$296
Net realized gains (losses)	8	10	13	3	—	34	(57)
Tax effect of net realized gains (losses)	(1)	—	1	—	—	—	—

Net income (loss)	$102	$105	$96	$92	$72	$395	$239

P&C combined ratio
Loss and loss expense ratio	53.9%	48.9%	53.1%	46.7%	51.1%	50.9%	44.9%
Policy acquisition cost ratio	18.9%	20.4%	18.8%	18.6%	18.2%	19.2%	18.1%
Administrative expense ratio	5.5%	5.7%	5.3%	6.0%	6.5%	5.6%	5.9%

P&C combined ratio	78.3%	75.0%	77.2%	71.3%	75.8%	75.7%	68.9%

Large losses and other items
Large losses (before tax)	$35	$12	$30	$5	$46	$82	$88

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Global Reinsurance - Property & Casualty

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
% Change versus prior year period
Gross premiums written	99%	48%	63%	24%	242%	48%	93%
Net premiums written	134%	66%	75%	25%	422%	58%	120%
Net premiums earned	42%	41%	79%	116%	140%	62%	109%
Other ratios
Net premiums written/gross premiums written	98%	79%	99%	96%	83%	93%	88%

Global Reinsurance – By Division

Gross premiums written
Tempest Europe	$63	$60	$97	$123	$34	$343	$230
Tempest USA	148	147	133	100	86	528	234
Tempest Bermuda	14	69	119	239	(7)	441	423

Total GPW	$225	$276	$349	$462	$113	$1,312	$887

Net premiums written
Tempest Europe	$53	$52	$94	$115	$18	$314	$182
Tempest USA	148	144	132	99	86	523	234
Tempest Bermuda	19	21	119	229	(10)	388	361

Total NPW	$220	$217	$345	$443	$94	$1,225	$777

Net premiums earned
Tempest Europe	$72	$55	$63	$69	$45	$259	$142
Tempest USA	138	127	112	86	69	463	182
Tempest Bermuda	99	92	94	93	104	378	353

Total NPE	$309	$274	$269	$248	$218	$1,100	$677

Net premiums written/gross premiums written
Tempest Europe	84%	87%	97%	93%	53%	92%	79%
Tempest USA	100%	98%	99%	99%	100%	99%	100%
Tempest Bermuda	136%	30%	100%	96%	143%	88%	85%

Total NPW/GPW	98%	79%	99%	96%	83%	93%	88%

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Financial Services

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Gross premiums written	$289	$107	$118	$532	$238	$1,046	$1,537
Net premiums written	276	105	132	526	228	1,039	1,497
Net premiums earned	472	205	215	209	292	1,101	1,127
Losses and loss expenses	428	144	161	161	257	894	947
Policy acquisition costs	16	17	17	11	14	61	72
Administrative expenses	24	22	20	18	15	84	57

Underwriting income (loss)	$4	$22	$17	$19	$6	$62	$51
Net investment income	53	49	49	51	51	202	192
Other income	—	(1)	1	—	1	—	1
Interest expense	1	2	1	2	2	6	12
Income tax expense	(1)	11	8	9	6	27	30

Income (loss) excluding net realized gains (losses)	$57	$57	$58	$59	$50	$231	$202
Net realized gains (losses)	69	29	72	(3)	10	167	(117)
Tax effect of net realized gains (losses)	(11)	(6)	(20)	—	(10)	(37)	17

Net income (loss)	$115	$80	$110	$56	$50	$361	$102

Combined ratio
Loss and loss expense ratio	90.6%	70.2%	74.9%	77.0%	88.2%	81.2%	84.0%
Policy acquisition cost ratio	3.2%	8.7%	7.8%	5.2%	5.0%	5.5%	6.4%
Administrative expense ratio	5.1%	10.6%	9.5%	8.6%	4.6%	7.7%	5.0%

Combined ratio	98.9%	89.5%	92.2%	90.8%	97.8%	94.4%	95.4%

Large losses and other items
Loss portfolio transfers(1)	$270	$4	$—	$—	$99	$274	$311
% Change versus prior year period
Gross premiums written	21%	-78%	-63%	9%	-18%	-32%	4%
Net premiums written	21%	-78%	-58%	11%	-43%	-31%	2%
Net premiums earned	62%	-45%	-6%	-11%	-19%	-2%	-21%
Other ratios
Net premiums written/gross premiums written	96%	98%	112%	99%	96%	99%	97%

(1)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Financial Services

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Gross premiums written
Financial guaranty	$158	$112	$119	$121	$97	$510	$391
Financial solutions	131	(5)	(1)	411	141	536	1,146

Total GPW	$289	$107	$118	$532	$238	$1,046	$1,537

Net premiums written
Financial guaranty	$159	$111	$119	$120	$96	$509	$387
Financial solutions	117	(6)	13	406	132	530	1,110

Total NPW	$276	$105	$132	$526	$228	$1,039	$1,497

Net premiums earned
Financial guaranty	$88	$80	$82	$78	$81	$328	$282
Financial solutions	384	125	133	131	211	773	845

Total NPE	$472	$205	$215	$209	$292	$1,101	$1,127

Loss ratio
Financial guaranty	71.3%	46.4%	49.7%	50.1%	73.0%	54.8%	58.4%
Financial solutions	95.0%	85.4%	90.5%	92.9%	94.1%	92.3%	92.6%

Total loss ratio	90.6%	70.2%	74.9%	77.0%	88.2%	81.2%	84.0%

Expense ratio
Financial guaranty	38.0%	33.7%	35.3%	27.6%	17.8%	33.9%	24.6%
Financial solutions	1.5%	10.1%	6.1%	5.7%	6.4%	4.4%	7.0%

Total expense ratio	8.3%	19.3%	17.3%	13.8%	9.6%	13.2%	11.4%

Combined ratio
Financial guaranty	109.3%	80.1%	85.0%	77.7%	90.8%	88.7%	83.0%
Financial solutions	96.5%	95.5%	96.6%	98.6%	100.5%	96.7%	99.6%

Total combined ratio	98.9%	89.5%	92.2%	90.8%	97.8%	94.4%	95.4%

ACE Limited Financial Guaranty Profile (in millions of U.S. dollars) (Unaudited)

	Gross Par Written (7)				Net Par Outstanding/Average Ratings
	Three months ended		Year ended		Year ended			Year ended
	December 31, 2003				December 31, 2003			December 31, 2002
Sector	Par Outstanding	% of total	Par Outstanding	% of total	Par Outstanding	% of total	Average Rating	Par Outstanding	% of total	Average Rating
Municipal Exposure
Tax Backed	$1,045	25%	$2,656	16%	$21,090	24%	A+	$19,637	24%	A+
Municipal Utilities	447	11%	1,680	10%	11,114	13%	A+	10,390	13%	A+
Special Revenue	215	5%	1,292	8%	9,060	10%	A	8,596	10%	A
Healthcare	153	4%	581	3%	5,828	6%	A+	5,798	7%	A
Structured Municipal (1)	—	0%	—	0%	3,378	4%	AAA	3,523	4%	AAA
Other Municipal (2)	84	2%	559	3%	2,378	3%	A-	2,151	3%	A-

Total Municipal	$1,944	47%	$6,768	40%	$52,848	60%	A+	$50,095	61%	A
Non-Municipal Exposure
Senior Layer CDO’s (3)	$345	8%	$4,117	24%	$16,601	19%	AA+	$12,727	16%	AA+
Consumer Receivables (4)	1,217	29%	3,437	20%	9,461	11%	A	8,388	10%	A
Single Name Corporate CDS	—	0%	150	1%	2,305	2%	A+	4,454	5%	A+
Commercial Receivables (5)	524	13%	2,013	12%	5,322	6%	A+	3,464	4%	A+
Other Structured Finance (6)	140	3%	594	3%	1,920	2%	A+	2,051	3%	A
Funded Equity CDO’s (3)	—	0%	8	0%	407	0%	NM	586	1%	NM

Total Non-Municipal	$2,226	53%	$10,319	60%	$36,016	40%	AA-	$31,670	39%	AA-

Total Exposure	$4,170	100%	$17,087	100%	$88,864	100%		$81,765	100%

(1)	Structured Municipal: includes excess of loss reinsurance on portfolios of municipal credits where the company attached in excess of the AAA rating level.

(2)	Other Municipal: primarily includes first mortgage bonds on investor-owned utilities and government-sponsored project finance.

(3)	For ACE, collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches. Market supply and demand factors influence pricing and the amount and position in the structure where ACE chooses to participate.

(4)	Consumer Receivables: principally includes auto loan receivables, residential mortgage-backed securities and credit card receivables.

(5)	Commercial Receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6)	Other Structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)	Gross par approximates net par as the company is a net line writer.

Note - Ratings are internally determined based on rating agency guidelines

ACE Limited Financial Guaranty Profile - 2 (in millions of U.S. dollars) (Unaudited)

Distribution by Ratings of Financial Guaranty Portfolio

	At December 31, 2003
	Net Par Outstanding	% of total
AAA	$26,344	30%
AA	17,804	20%
A	30,294	34%
BBB	12,555	14%
Below investment grade	1,460	2%
Funded equity	407	0%

Total	$88,864	100%

Geographic Distribution of Financial Guaranty Portfolio as of December 31, 2003

	Net Par Outstanding	% of total
Domestic
California	$7,260	8.2%
New York	5,556	6.3%
Texas	3,229	3.6%
Illinois	2,801	3.1%
Florida	2,783	3.1%
Pennsylvania	2,170	2.4%
New Jersey	1,993	2.2%
Massachusetts	1,724	1.9%
Puerto Rico	1,507	1.7%
Washington	1,312	1.5%
Other - Muni	18,434	20.7%
Other - Non Muni	33,240	37.4%

Total Domestic	$82,009	92.3%

International
United Kingdom	$3,341	3.8%
Australia	384	0.4%
Italy	367	0.4%
France	361	0.4%
Brazil	300	0.3%
Other	2,102	2.4%

Total International	$6,855	7.7%

Net Par Outstanding	$88,864	100%

ACE Limited Financial Services Portfolio 25 Largest Municipal Exposures (in millions of U.S. dollars) (Unaudited)

Obligor Name	Net Par In Force (1)	Rating
Long Island Power Authority	$721	A-
California State General Obligation & Leases	666	BBB
Denver Colorado Airport System	632	A
Chicago Illinois General Obligation	589	A+
Jefferson County Alabama Sewer	567	A
New York City General Obligation	543	A
Puerto Rico Electric Power Authority	537	A-
New York State Metro Trans Auth - Trans Revenue	535	A
New York City Municipal Water Finance Authority	531	AA
San Francisco California Airport	505	A
Massachusetts State GO & Bay Transportation & Leases	479	AA-
New Jersey State General Obligation & Leases	465	AA-
Energy Northwest (FKA WPPSS)	396	AA-
Dade County Florida Water & Sewer System	366	A
Los Angeles County Metro Trans - Sales Tax - 1st	361	AA
Houston Texas Water & Sewer System	328	A+
Intermountain Power Agency	320	A+
Illinois State General Obligation & Leases	313	AA
Municipal Electric Authority of Georgia - Senior	302	A
New Jersey State Turnpike	298	A
Puerto Rico General Obligation & Leases	290	A-
Mental Health Services Facilities - New York	285	AA-
District of Columbia General Obligation	278	A-
Chicago Illinois Public Building - Board of Education	272	A+
Puerto Rico Government Development Bank	267	AAA

(1)	Excludes Net Par In Force for transactions insured by an AAA monoline financial guaranty company

ACE Limited Financial Services Portfolio - 2 25 Largest Asset-Backed Exposures (Non - Municipal) (in millions of U.S. dollars) (Unaudited)

Obligor Name	Net Par In Force	Rating
SALS 2002-6 - Synthetic CDO	$740	AAA
Triplas CDO OF ABS	625	AAA
Absolute CDO OF ABS	594	AAA
Taurus 2001-06 - Synthetic CDO	554	A+
Sears Credit Card Master Trust 2002-3 Class A - Credit Cards	550	AAA
Dresdner 2001 - 1 - Synthetic CDO	500	AAA
Houston CDO Portfolio 2000-1	470	AA
Bistro 2001-09 - AAA Tranche - Synthetic CDO	450	AAA
Stars 2001-3 - Synthetic CDO	440	AAA
Merrill Lynch Synthetic CDO Taurus 8	440	AAA
Merrill Lynch Dots 4 - Synthetic CDO	430	AAA
SALS 2003-9 - Synthetic CDO	410	AAA
Lehman Sprint 2001-1 Super Senior - Synthetic CDO	376	AAA
Magrathea V - Synthetic CDO	360	AAA
Taurus 2001-01 - Synthetic CDO	347	AAA
ING Equity Trust (Pilgrim Principal Protection)	308	AAA
Bistro 2000-07 Class A-1 - Synthetic CDO	300	AAA
Europa II Limited Class A1 - Synthetic CDO	292	AAA
Hights 2001-1 - Synthetic CDO	286	AAA
CDO ^2 - CDO of CDOs	281	AAA
Metris Master Credit Card Trust	279	BB
Halcyon Synthetic CDO	278	AAA
Morgan Stanley Dean Witter 2003-NC9 Class A1	276	AAA
Wuertthyp F-1 - CMBS	268	AAA
EMMOCA IV Portfolio - Synthetic CDO	250	AA+

ACE Limited Financial Services Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Largest Single Name Corporate CDS

Obligor Name	Net Par In Force (1)	Rating

General Electric Company	$110	AAA
General Motors Corporation	55	BBB
ABN AMRO Bank NV	53	AA-
Fortis NV	51	A+
Japan Republic Sovereign Obligation	50	AA-

American International Group, Inc. (AIG)	50	AAA

Allianz AG	50	AA-
FNMA - Fannie Mae	45	AAA
Deutsche Telekom AG	40	BBB+
France Telecom	40	A+

Rating	Gross Par Written (2)		Net Par Outstanding
	Three months ended	Year ended
	December 31, 2003
AAA	$—	$30	$474
AA	—	40	386
A	—	60	1,096
BBB	—	20	339
Below investment grade	—	—	10

Total	$—	$150	$2,305

(1)	Excludes Net Par In Force for transactions insured by an AAA monoline financial guaranty company

(2)	Gross par approximates net par as the company is a net line writer

ACE Limited Financial Services Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Maturity Profile of Select Par Insured Categories

(Outstanding Net Par)

	2004(1)	2005	2006	2007	2008
Senior Layer CDO’s
Beginning outstanding par	$16,601	$16,271	$14,215	$11,528	$8,191
Scheduled runoff amount	330	2,056	2,687	3,337	1,892

Ending outstanding par	$16,271	$14,215	$11,528	$8,191	$6,299

Single Name Corporate CDS
Beginning outstanding par	$2,305	$1,647	$666	$465	$178
Scheduled runoff amount	658	981	201	287	44

Ending outstanding par	$1,647	$666	$465	$178	$134

Funded Equity CDO’s
Beginning outstanding par	$407	$407	$407	$381	$160
Scheduled runoff amount	—	—	26	221	—

Ending outstanding par	$407	$407	$381	$160	$160

(1)	Beginning balance as of January 1, 2004

	Gross Par Written (2)		Net Par Outstanding
CDO’s	Three months ended	Year ended
Rating	December 31, 2003
AAA	$340	$4,090	$12,884
AA	—	6	1,834
A	5	16	1,031
BBB	—	5	759
Below investment grade	—	—	93
Funded Equity	—	8	407

Total	$345	$4,125	$17,008

(2)	Gross par approximates net par as the company is a net line writer

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2001	$20,728	$10,629	$10,099	$13,492	$5,872	$7,620	$7,236	$4,757	$2,479
Losses and loss expenses incurred	1,599	746	853	1,465	623	842	134	123	11
Losses and loss expenses paid	(1,792)	(816)	(976)	(1,501)	(686)	(815)	(291)	(130)	(161)
Other (incl. foreign exch. revaluation)	(20)	26	(46)	(20)	26	(46)	—	—	—

Balance at March 31, 2002	$20,515	$10,585	$9,930	$13,436	$5,835	$7,601	$7,079	$4,750	$2,329

Losses and loss expenses incurred	1,806	845	961	1,668	717	951	138	128	10
Losses and loss expenses paid	(1,739)	(699)	(1,040)	(1,434)	(574)	(860)	(305)	(125)	(180)
Other (incl. foreign exch. revaluation)	79	26	53	79	26	53	—	—	—

Balance at June 30, 2002	$20,661	$10,757	$9,904	$13,749	$6,004	$7,745	$6,912	$4,753	$2,159

Losses and loss expenses incurred	2,177	849	1,328	2,166	843	1,323	11	6	5
Losses and loss expenses paid	(1,348)	(586)	(762)	(1,173)	(558)	(615)	(175)	(28)	(147)
Other (incl. foreign exch. revaluation)	151	11	140	151	11	140	—	—	—

Balance at September 30, 2002	$21,641	$11,031	$10,610	$14,893	$6,300	$8,593	$6,748	$4,731	$2,017

Losses and loss expenses incurred	4,530	2,766	1,764	2,400	1,115	1,285	2,130	1,651	479
Losses and loss expenses paid	(2,023)	(851)	(1,172)	(1,628)	(668)	(960)	(395)	(183)	(212)
Other (incl. foreign exch. revaluation)	167	51	116	167	51	116	—	—	—

Balance at December 31, 2002	$24,315	$12,997	$11,318	$15,832	$6,798	$9,034	$8,483	$6,199	$2,284

Losses and loss expenses incurred	2,390	1,107	1,283	2,365	1,104	1,261	25	3	22
Losses and loss expenses paid	(2,155)	(984)	(1,171)	(1,910)	(893)	(1,017)	(245)	(91)	(154)
Other (incl. foreign exch. revaluation)	86	16	70	79	16	63	7	—	7

Balance at March 31, 2003	$24,636	$13,136	$11,500	$16,366	$7,025	$9,341	$8,270	$6,111	$2,159

Losses and loss expenses incurred	2,511	1,052	1,459	2,463	1,020	1,443	48	32	16
Losses and loss expenses paid	(2,415)	(1,357)	(1,058)	(1,964)	(1,134)	(830)	(451)	(223)	(228)
Other (incl. foreign exch. revaluation)	208	123	85	208	123	85	—	—	—

Balance at June 30, 2003	$24,940	$12,954	$11,986	$17,073	$7,034	$10,039	$7,867	$5,920	$1,947

Losses and loss expenses incurred	2,552	1,033	1,519	2,472	977	1,495	80	56	24
Losses and loss expenses paid	(1,833)	(863)	(970)	(1,557)	(663)	(894)	(276)	(200)	(76)
Other (incl. foreign exch. revaluation)	(22)	(19)	(3)	(12)	(19)	7	(10)	—	(10)

Balance at September 30, 2003	$25,637	$13,105	$12,532	$17,976	$7,329	$10,647	$7,661	$5,776	$1,885

Losses and loss expenses incurred	2,812	956	1,856	2,779	932	1,847	33	24	9
Losses and loss expenses paid	(1,810)	(1,104)	(706)	(1,433)	(797)	(636)	(377)	(307)	(70)
Other (incl. foreign exch. revaluation) (2)	516	235	281	513	235	278	3	—	3

Balance at December 31, 2003	$27,155	$13,192	$13,963	$19,835	$7,699	$12,136	$7,320	$5,493	$1,827

(1)	The run-off reserves primarily include Brandywine group, the Commercial Insurance Service - Middle Market Worker's Comp. reserves and the pre-1997 Westchester Specialty reserves. Prior year split between gross and ceded reserves and loss activity in ongoing and run-off categories has been revised to properly reflect intercompany reinsurance eliminations.

(2)	Other includes approximately $220 million of gross losses and $140 million of reinsurance recoverable related to ACE increasing its participation in the Lloyds syndicate to 100%.

ACE Limited Asbestos and Environmental Reserves (in millions of U.S. dollars) (Unaudited)

	Asbestos			Asbestos - December 31, 2003*
	Gross	Ceded	Net	Gross 3 year survival ratio	Gross 1 year survival ratio
Balance at December 31, 2002	$3,192	$2,746	$446	10.3x	9.9x
Prior period development	—	—	—
Losses and loss expenses paid	(44)	(18)	(26)

Balance at March 31, 2003	$3,148	$2,728	$420
Prior period development	—	—	—
Losses and loss expenses paid	(65)	(26)	(39)

Balance at June 30, 2003	$3,083	$2,702	$381
Prior period development	—	—	—
Losses and loss expenses paid	(56)	(31)	(25)

Balance at September 30, 2003	$3,027	$2,671	$356
Prior period development	—		—
Losses and loss expenses paid	(128)	(49)	(79)

Balance at December 31, 2003	$2,899	$2,622	$277

	Environmental & Other Latent Exposures
	Gross	Ceded	Net
Balance at December 31, 2002	$1,352	$949	$403
Prior period development	—	—	—
Losses and loss expenses paid	(45)	(8)	(37)

Balance at March 31, 2003	$1,307	$941	$366
Prior period development	—	—	—
Losses and loss expenses paid	(75)	(24)	(51)

Balance at June 30, 2003	$1,232	$917	$315
Prior period development	—	—	—
Losses and loss expenses paid	(36)	(18)	(18)

Balance at September 30, 2003	$1,196	$899	$297
Prior period development	—		—
Losses and loss expenses paid	(48)	(1)	(47)

Balance at December 31, 2003	$1,148	$898	$250

*	The survival ratios are adversely affected by the timing of certain previously agreed upon settlements. These payments were anticipated in our 2002 asbestos study.

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002
Reinsurance recoverable on paid losses & loss expenses
Active operations	$835	$863	$869	$950	$951
Brandywine(1)	419	410	417	397	385
Westchester(2)	23	24	17	25	27

Total	$1,277	$1,297	$1,303	$1,372	$1,363

Reinsurance recoverable on unpaid losses & loss expenses
Active operations	$8,494	$8,299	$7,965	$7,997	$7,839
Brandywine(1)	4,729	4,873	5,044	5,218	5,237
Westchester(2)	541	498	505	496	491

Total	$13,764	$13,670	$13,514	$13,711	$13,567

Gross reinsurance recoverable
Active operations	$9,329	$9,162	$8,834	$8,947	$8,790
Brandywine(1)	5,148	5,283	5,461	5,615	5,622
Westchester(2)	564	522	522	521	518

Total	$15,041	$14,967	$14,817	$15,083	$14,930

Bad debt reserve
Active operations	$(482)	$(443)	$(434)	$(449)	$(431)
Brandywine(1)	(449)	(463)	(463)	(473)	(478)
Westchester(2)	(29)	(29)	(29)	(29)	(30)

Total	$(960)	$(935)	$(926)	$(951)	$(939)

Net reinsurance recoverable
Active operations	$8,847	$8,719	$8,400	$8,498	$8,359
Brandywine(1)	4,699	4,820	4,998	5,142	5,144
Westchester(2)	535	493	493	492	488

Total	$14,081	$14,032	$13,891	$14,132	$13,991

(1)	The Company’s obligations with respect to further funding of the Brandywine run-off are limited pursuant to the Brandywine Restructuring Order under an $800 million aggregate excess of loss reinsurance agreement. (Refer to the "Asbestos and Environmental Claims" section of the "Management's Discussion and Analysis of Financial Conditions and Results of Operations" incorporated into our filed Form 10-K for the year ended December 31, 2002 for additional information about the order and other Company obligations.) As at December 31, 2003, approximately $466 million in losses and recoverable bad debt reserves were ceded to the aggregate excess of loss reinsurance agreement leaving a remaining limit of approximately $334 million.

(2)	As part of the Westchester acquisition, National Indemnity provided reinsurance protection for all losses occurring prior to 1997. At December 31, 2003, the remaining unimpaired limit in the reinsurance cover was approximately $600 million.

Note: Active operations include the run-off operations of CIS and certain other divisions.

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Reinsurance Recoverable for Active Operations

	September 30, 2003
Categories	Recoverable	Bad Debt	% of Gross
Top 10 reinsurers	$4,149	$53	1.3%
Other reinsurers balances >$20 million	2,365	84	3.6%
Other reinsurers balances <$20 million	673	130	19.3%
Mandatory pools and government agencies	742	4	0.5%
Structured settlements	274	1	0.4%
Captives	710	2	0.3%
Other	249	169	67.8%

Total	$9,162	$443	4.8%

At September 30, 2003, $6.7 billion of the active operations' recoverables were from rated reinsurers, of which 84% were rated the equivalent of A- or better by nationally recognized rating agencies. The Company held collateral of $2.3 billion, of which $1.5 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral)	Other Reinsurers Balances Greater Than $20 million (net of collateral)
American International Group	ABB Group	Hartford Insurance Group
AXA	AIOI Insurance	Independence Blue Cross (Amerihealth)
Berkshire Hathaway Insurance Group	Allianz Group	ING - Internationale Nederlanden Group
Electric Insurance Company	American National Insurance Company	IRB- Brasil Resseguros S.A.
GE Global Insurance Group (Employers Re)	American United Life Insurance	Liberty Mutual Insurance Companies
Hannover	Arch Capital	Overseas Partners Ltd.
Lloyd’s of London	AVIVA	PMA Capital Insurance Company
Munich Re	Chubb Insurance Group	QBE Insurance
St. Paul Companies	CIGNA	RenaissanceRe Holdings Ltd
Swiss Re Group	CNA Insurance Companies	Royal & Sun Alliance Insurance Group plc
	Converium Group	SCOR Group
	DaimlerChrysler Group	Sompo Japan
	Dorinco Reinsurance Co.	Toa Reinsurance Company
	EQUITAS	Trenwick Group
	Everest Re Group	White Mountains Insurance Group
	Fairfax Financial	WR Berkley Corp
	FM Global Group	XL Capital Group
	Gerling Group	Zurich Financial Services Group
Groupama

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	September 30, 2003
Categories	Recoverable	Bad Debt	% of Gross
Top 10 reinsurers	$7,910	$82	1.0%
Other reinsurers balances >$20 million	3,143	137	4.4%
Other reinsurers balances <$20 million	892	165	18.5%
Mandatory pools and government agencies	772	4	0.5%
Structured settlements	651	3	0.5%
Captives	755	2	0.3%
Other	844	542	64.2%

Total	$14,967	$935	6.2%

At September 30, 2003, $11.3 billion of consolidated recoverables were from rated reinsurers, of which 88% were rated the equivalent of A- or better by nationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	Other Reinsurers Balances Greater Than $20 million (net of collateral)
American International Group	ABB Group	Groupama
AXA	AIOI Insurance	Hartford Insurance Group
Berkshire Hathaway Insurance Group	Allianz Group	Independence Blue Cross (Amerihealth)
EQUITAS	Arch Capital	ING - Internationale Nederlanden Group
GE Global Insurance Group	American National Insurance Company	IRB - Brasil Resseguros S.A.
Hannover	American United Life Insurance	Liberty Mutual Insurance Companies
Lloyd’s of London	AVIVA	Overseas Partners Ltd.
Munich Re	Chubb Insurance Group	PMA Capital Insurance Company
St. Paul Companies	CIGNA	QBE Insurance
Swiss Re Group	CNA Insurance Companies	RenaissanceRe Holdings Ltd
	Converium Group	Royal & Sun Alliance Insurance Group plc
	DaimlerChrysler Group	SCOR Group
	Dominion Ins. Co. Ltd.	Sompo Japan
	Dorinco Reinsurance Co.	Toa Reinsurance Company
	Electric Insurance Company	Travelers Property Casualty Group
	Everest Re Group	Trenwick Group
	Fairfax Financial	White Mountains Insurance Group
	FM Global Group	WR Berkley Corp
	Gerling Group	XL Capital Group
	Great American P&C Insurance Companies	Zurich Financial Services Group

ACE Limited Reinsurance Recoverable Analysis - 4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2002	$848	$515	$1,363
Bad debt reserve at 12/31/02	43	335	378
% of gross	5.1%	65.0%	27.7%

Net balance at December 31, 2002	805	180	985
Gross balance at March 31, 2003	$848	$524	$1,372
Bad debt reserve at 3/31/03	54	333	387
% of gross	6.4%	63.5%	28.2%

Net balance at March 31, 2003	794	191	985
Gross balance at June 30, 2003	$795	$508	$1,303
Bad debt reserve at 6/30/03	51	327	378
% of gross	6.4%	64.4%	29.0%

Net balance at June 30, 2003	744	181	925
Gross balance at September 30, 2003	$765	$532	$1,297
Bad debt reserve at 9/30/03	46	339	385
% of gross	6.0%	63.7%	29.7%

Net balance at September 30, 2003	719	93	912
Gross balance at December 31, 2003	$730	$547	$1,277
Bad debt reserve at 12/31/03	45	358	403
% of gross	6.2%	65.4%	31.6%

Net balance at December 31, 2003	$685	$189	$874

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of this reserve considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002
Market Value
Fixed maturities	$18,645	$17,413	$16,884	$15,044	$14,420
Securities on loan	684	596	546	521	293
Short-term investments	2,928	2,931	2,840	2,101	2,270
Cash	562	431	576	477	663

Total	$22,819	$21,371	$20,846	$18,143	$17,646

Asset Allocation by Market Value
Treasury	$1,715	$1,010	$886	$859	$842
Agency	1,512	1,170	1,383	1,074	973
Corporate	8,118	7,718	7,796	7,117	6,459
Mortgage-backed securities	3,894	4,235	3,825	3,415	3,302
Asset-backed securities	737	519	439	338	352
Municipal	1,445	1,329	1,346	1,220	1,201
Non-US	1,909	2,028	1,755	1,542	1,584
Cash & cash equivalent	3,489	3,362	3,416	2,578	2,933

Total	$22,819	$21,371	$20,846	$18,143	$17,646

Credit Quality by Market Value
AAA	$12,315	$10,931	$10,633	$8,808	$8,889
AA	3,389	3,517	3,623	3,285	2,942
A	3,534	3,366	3,162	3,027	2,920
BBB	1,783	1,742	1,592	1,464	1,314
BB	709	764	782	697	662
B	1,029	973	939	791	843
Other	60	78	115	71	76

Total	$22,819	$21,371	$20,846	$18,143	$17,646

Cost/Amortized Cost
Fixed maturities	$18,006	$16,713	$15,974	$14,370	$13,791
Securities on loan	650	549	498	494	286
Short term investments	2,928	2,931	2,840	2,101	2,270
Cash	562	431	576	477	663

Subtotal	22,146	20,624	19,888	17,442	17,010
Equity securities	401	371	400	414	442
Other investments	602	625	626	657	622

Total	$23,149	$21,620	$20,914	$18,513	$18,074

Avg. duration of fixed maturities, adj. for int. rate swaps	3.4 years	3.4 years	3.2 years	3.1 years	3.1 years
Avg. market yield of fixed maturities	4.0%	4.0%	3.8%	4.2%	4.4%
Avg. credit quality	AA	AA	AA	AA	AA

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 10 Exposures - Fixed Maturity Investments and Single Name Credit Default Swaps

December 31, 2003		September 30, 2003		June 30, 2003
General Electric	$303	General Electric	$293	General Electric	$289
Citigroup Inc	186	General Motors	192	General Motors	199
General Motors	167	Citigroup Inc	189	Citigroup Inc	173
HSBC Holdings Plc	144	Verizon Communications	123	Verizon Communications	141
Verizon Communications	119	AIG	117	HSBC Holdings Plc	119
AIG	108	HSBC Holdings Plc	110	AIG	118
DaimlerChrysler	101	Ford Motor Co	104	Merrill Lynch	116
Morgan Stanley	95	Goldman Sachs Group	97	Goldman Sachs Group	103
Ford Motor Co	94	Morgan Stanley	95	Morgan Stanley	102
Deutsche Telekom	84	Merrill Lynch	86	Ford Motor Co	101

March 31, 2003		December 31, 2002
General Electric	$287	General Electric	$258
General Motors	170	General Motors	171
Citigroup Inc	168	Citigroup Inc	154
Verizon Communications	143	Verizon Communications	127
AIG	118	AIG	123
Ford Motor Co	113	Ford Motor Co	123
Merrill Lynch	110	Bank of America	119
Morgan Stanley	108	Wachovia Corp	106
Goldman Sachs Group	101	Wells Fargo	105
HSBC Holdings Plc	100	JP Morgan Chase	105

ACE Limited Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended December 31, 2003			Year ended December 31, 2003
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact

Investment Portfolio Gains (Losses)
Fixed maturities	$23	$(68)	$(45)	$100	$22	$122
Interest rate swaps	3	—	3	(6)	—	(6)
Equity securities	12	49	61	(41)	189	148
Equity and fixed income derivatives	12	—	12	40	—	40
Foreign exchange gains (losses)	3	—	3	21	—	21
Other	(12)	3	(9)	(25)	12	(13)

Total inv. portfolio gains (losses)	$41	$(16)	$25	$89	$223	$312
Credit derivatives (FAS 133 adjustment)	64	—	64	140	—	140

Total gains (losses)	$105	$(16)	$89	$229	$223	$452
Income tax (expense) benefit	(12)	13	1	(32)	(15)	(47)

Net gains (losses)	$93	$(3)	$90	$197	$208	$405

(1)	The quarter includes impairments of $4M for fixed maturities, $2M for equities and $9M for other. Year to date includes impairments of $29M for fixed maturities, $63M for equities and $29M for other.

	Three months ended December 31, 2002			Year ended December 31, 2002
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact

Investment Portfolio Gains (Losses)
Fixed maturities	$(4)	$60	$56	$(58)	$437	$379
Interest rate swaps	(2)	—	(2)	(81)	—	(81)
Equity securities	(102)	121	19	(157)	10	(147)
Equity and fixed income derivatives	11	—	11	(107)	—	(107)
Foreign exchange gains (losses)	4	—	4	3	—	3
Other	(15)	5	(10)	(12)	8	(4)

Total inv. portfolio gains (losses)	$(108)	$186	$78	$(412)	$455	$43
Credit derivatives (FAS 133 adjustment)	20	—	20	(77)	—	(77)

Total gains (losses)	$(88)	$186	$98	$(489)	$455	$(34)
Income tax (expense) benefit	19	(29)	(10)	72	(116)	(44)

Net gains (losses)	$(69)	$157	$88	$(417)	$339	$(78)

(2)	The quarter includes impairments of $25M for fixed maturities, $99M for equities and $14M for other. Year to date includes impairments of $101M for fixed maturities, $153M for equities and $14M for other.

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002	December 31 2001

Total short-term debt	$146	$146	$146	$146	$146	$495
Total long-term debt (1)	1,749	1,749	1,749	1,749	1,749	1,349

Total debt	$1,895	$1,895	$1,895	$1,895	$1,895	$1,844
Total trust preferreds (2)	$475	$475	$475	$475	$475	$875
Mezzanine equity (3)	$—	$—	$—	$311	$311	$311
Perpetual preferred (4)	$557	$557	$557	$—	$—	$—
Ordinary shareholders’ equity	8,255	7,789	7,621	6,702	6,389	6,107

Total shareholders’ equity	$8,812	$8,346	$8,178	$6,702	$6,389	$6,107

Total capitalization	$11,182	$10,716	$10,548	$9,383	$9,070	$9,137
Tangible shareholders’ equity (5)	$6,101	$5,635	$5,467	$3,991	$3,672	$3,335
Leverage ratios
Debt/ total capitalization	16.9%	17.7%	18.0%	20.2%	20.9%	20.2%
Debt plus trust preferreds/ total capitalization	21.2%	22.1%	22.5%	25.3%	26.1%	29.8%
Debt/ tangible equity	31.1%	33.6%	34.7%	47.5%	51.6%	55.3%
Debt plus trust preferreds and mezzanine equity/ tangible equity	38.8%	42.1%	43.4%	67.2%	73.0%	90.9%
Debt plus total preferred stock/ total capitalization	26.2%	27.3%	27.7%	25.3%	26.1%	29.8%

(1)	$50 million of ACE INA subordinated notes due 2009 was repaid in both the second and third quarters of 2002. An additional $500 million of Senior Debt was issued by ACE Limited in March 2002.

(2)	$400 million of ACE INA Rhino Preferred Securities due 2002 was repaid in the second and third quarters of 2002.

(3)	The FELINE PRIDES converted in the second quarter of 2003.

(4)	Preferred shares $575 million, net of issuance costs $18 million.

(5)	Tangible equity is equal to shareholders’ equity less goodwill.

ACE Limited Non-GAAP Financial Measures and Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 33. The following non-GAAP measure is a common performance measurement and is defined as net income (loss) excluding net realized gains (losses) on investments and the tax effect of net realized gains (losses) on investments. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

We exclude net realized gains (losses) on investments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Net income (loss), as reported	$421	$355	$371	$247	$(168)	$1,394	$77
Net realized gains (losses)	105	57	107	(40)	(88)	229	(489)
Tax effect of net realized gains (losses)	(12)	(6)	(22)	8	19	(32)	72

Income (loss) excluding net realized gains (losses)	$328	$304	$286	$279	$(99)	$1,197	$494

ACE Limited Diluted Book Value per Ordinary Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	December 31	September 30	June 30	March 30	December 31
	2003	2003	2003	2003	2002
Shareholders’ equity	$8,812	$8,346	$8,178	$6,702	$6,389
Net proceeds from assumed conversions of options	390	277	291	226	138
Proceeds from issuance of preferred shares	(557)	(557)	(557)	—	—
Conversion of mezzanine equity	—	—	—	311	311

Numerator for diluted book value per share calculation	8,645	8,066	7,912	7,239	6,838
Less: goodwill	2,711	2,711	2,711	2,711	2,717

Numerator for diluted tangible book value per share	$5,934	$5,355	$5,201	$4,528	$4,121

Ordinary shares outstanding – end of period	279,897,193	278,480,910	277,755,290	264,491,819	262,679,356
Shares issued from assumed conversions of options	14,305,419	12,028,816	12,669,243	11,697,607	8,560,131
Shares issued on conversion of mezzanine equity	—	—	—	11,814,373	11,814,373

Denominator for diluted and diluted tangible book value	294,202,612	290,509,726	290,424,533	288,003,799	283,053,860

Book value per ordinary share	$29.49	$27.97	$27.44	$25.34	$24.32
Diluted book value per ordinary share	$29.38	$27.76	$27.24	$25.14	$24.16
Diluted tangible book value per ordinary share	$20.17	$18.43	$17.91	$15.72	$14.56

ACE Limited Statutory Accounting Principals to GAAP Reconciliation (in millions of U.S. dollars) (Unaudited)

Reconciliation of Reinsurance Recoverable

A significant amount of detail on a large portion of our reinsurance recoverables are disclosed in our US statutory annual reports. The following is a reconciliation of the amount reported in these reports to our total recoverable as of December 31, 2002 reported for GAAP purposes:

Total amounts reported for statutory purposes	$8,611
Less: the portion of the total balance that is intercompany and therefore eliminated for GAAP purposes	(2,732)
Plus: amounts ceded to NICO which are not reported as reinsurance recoverables for statutory purposes	2,767
Plus: the amount of reserve and recoverable discounting included for statutory purposes which is added back for GAAP purposes	1,701

Total GAAP recoverables disclosed in US statutory reports	10,347
Structured settlements	730
Other legal entities(1)	3,853

Total amounts reported for GAAP purposes(2)	$14,930
Percentage disclosed in detail in US statutory annual reports	69%

(1)	Not subject to US statutory reporting requirements

(2)	The variance between the Statutory and GAAP balance relates to differences in accounting rules. Statutory rules allow the inclusion of affiliated balances, and the discounting of certain reserves and related recoverables. The statutory balance also excludes retroactive reinsurance contracts (NICO).

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02	Full Year 2003	Full Year 2002
Consolidated Statement of Comprehensive Income
Net income (loss)	$421	$355	$371	$247	$(168)	$1,394	$77
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	3	(165)	354	112	131	304	358
Reclassification adjustment for net realized gains (losses) included in net income	(19)	(24)	(14)	(24)	55	(81)	98
Cumulative translation adjustment	62	(1)	57	26	(4)	144	—
Minimum pension liability adjustment	8	(3)	(59)	—	—	(54)	—
Income tax (expense) benefit related to other comprehensive income items	(2)	48	(63)	(16)	(27)	(33)	(118)

Other comprehensive income (loss)	52	(145)	275	98	155	280	338

Comprehensive income (loss)	$473	$210	$646	$345	$(13)	$1,674	$415

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred and mezzanine equity dividend divided by average ordinary shareholders' equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations.

Diluted book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios exclude life reinsurance business and financial services segment.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, mezzanine equity, perpetual preferred shares and shareholders’ equity.